POWER OF ATTORNEY

      Know all by these presents, that the undersigned hereby constitutes and appoints each of
Elizabeth M. Markowski and Michelle L. Keist, signing singly, the undersigned's true and lawful attorney-in-fact to:

      1.  Execute for and on behalf of the undersigned a Form 4 in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; and

      2.  Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 4, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is Liberty Global, Inc. ("Liberty Global") assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Act of 1934, and the undersigned agrees to indemnify and hold harmless each of the attorneys-in-fact from any liability or expense based on or arising from any action taken or not taken pursuant to this Power of Attorney.

      The attorneys-in fact have the right to request that the undersigned provide as soon as possible written confirmation of the transaction and the signing and filing of a Form 4 on behalf of the undersigned.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Form 4 with respect to the undersigned's holdings of and transactions in securities issued by Liberty Global, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of July, 2005.

/s/ Charles H.R. Bracken
Signature

 Charles H.R.Bracken
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